SCUDDER
                                                                 INVESTMENTS(SM)
                                                                     [LOGO]


----------------------------------
BOND
----------------------------------

Scudder High Yield
Bond Fund

Fund #047








Semiannual Report
July 31, 2000



For investors seeking a high level of current income and, secondarily, capital appreciation through investment primarily in below investment-grade domestic debt securities.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      14   Glossary of Investment Terms

                      15   Investment Portfolio

                      21   Financial Statements

                      24   Financial Highlights

                      25   Notes to Financial Statements

                      31   Shareholder Meeting Results

                      32   Officers and Trustees

                      33   Investment Products and Services

                      35   Account Management Resources

Scudder High Yield Bond Fund

--------------------------------------------------------------------------------
ticker symbol SHBDX                                             fund number 047
--------------------------------------------------------------------------------

Date of          o    The high yield market was beset by increased credit
Inception:            downgrades and bond defaults during the fund's most
6/27/96               recent semiannual period.

                 o    Reflecting the difficult market conditions, Scudder
                      High Yield Bond Fund posted a total return of -2.44%
Total Net             for its most recent semiannual period ended July 31,
Assets as             2000. The total return of the fund's benchmark, the
of 7/31/00:           Merrill Lynch High Yield Master Index, was -0.08%. On
$134 million          July 31, the fund posted an 11.84% 30-day SEC yield.

                 o We believe that attractive yields-- as well as increased selectivity and discipline within the high yield sector-- bode well for market performance going forward.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,


The high yield market is in a rebuilding phase. Following the Russian economic crisis in July 1998 -- which negatively affected credit markets worldwide -- and a period of over-financing of risky high yield offerings from 1996-1998 -- the market has weathered increased credit downgrades and defaults, as well as slim to negative total returns. Since mid-1998, only companies with the most solid balance sheets have been able to come to market to obtain high yield financing. Somewhat surprisingly, the high yield market's difficulties are occurring in the face of a prolonged U.S. economic expansion, although the breadth of this expansion for American businesses is narrower than many assume.

Scudder High Yield Bond Fund's recent performance reflects the difficult environment: For the six-month period ended July 31, 2000, the fund's total return was -2.44%, compared with the -0.08% return of the fund's benchmark, the Merrill Lynch High Yield Master Index. Since its inception on June 28, 1996, the fund has returned 31.72%, compared with the index's 27.66% return over the same time period.

In looking at the near-term prospects for high yield, we believe there is cause for optimism. First, the fund's management team believes that a great deal of the most speculative bonds have been "shaken out" of the high yield market over the past year. And although the market's appetite for risk seems subdued at present, its newfound discipline should reap substantial benefits over time. We look for more credit upgrades and steadier and more positive market returns in the near future, though it will likely take time for these positive developments to bear fruit. But given high coupons, (the fund's 30-day SEC yield was 11.84% as of July 31), even a neutral price environment could translate into healthy total returns for high yield investors. For more information concerning the fund's investment environment, strategy, and outlook, please see the interview that begins on page 10.

Lastly, we would like to welcome Harry E. Resis as the new lead portfolio manager of Scudder High Yield Bond Fund. Harry has been with Scudder Kemper Investments since June 1988 and has been a portfolio manager of Kemper High Yield Bond Fund since September 1992.

If you have any questions regarding Scudder High Yield Bond Fund or any other Scudder fund, please call Investor Relations at 1-800-SCUDDER. Or visit Scudder's Web site at www.scudder.com.

Sincerely,

/s/Lin Coughlin

Linda C. Coughlin
President
Scudder High Yield Bond Fund

Performance Update
--------------------------------------------------------------------------------
                                                                  July 31, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                                             Merrill Lynch
                 Scudder High                High Yield
                 Yield Bond Fund             Master Index*

          6/96**      10000                      10000
          7/96         9999                      10068
          1/97        11115                      10883
          7/97        12002                      11705
          1/98        12892                      12368
          7/98        13405                      12808
          1/99        13357                      12756
          7/99        13372                      12873
          1/00        13496                      12764
          7/00        13167                      12766


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                        Total Return
                               Growth of                             Average
Period ended 7/31/2000          $10,000        Cumulative             Annual
-------------------------------------------------------------------------------
Scudder High Yield Bond Fund
-------------------------------------------------------------------------------
1 year                         $   9,847          -1.53%               -1.53%
-------------------------------------------------------------------------------
Life of Fund**                 $  13,172          31.72%                6.96%
-------------------------------------------------------------------------------
Merrill Lynch High Yield Master Index*
-------------------------------------------------------------------------------
1 year                         $   9,917           -.83%                -.83%
-------------------------------------------------------------------------------
Life of Fund**                 $  12,766          27.66%                6.16%
-------------------------------------------------------------------------------


* The Merrill Lynch High Yield Master Index is an unmanaged index broadly reflective of below-investment grade corporate bonds. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on June 28, 1996. Index comparisons begin June 30, 1996.

Returns and Per Share Information



THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE SCUDDER HIGH YIELD BOND FUND TOTAL RETURN (%) AND MERRILL LYNCH HIGH YIELD MASTER INDEX* TOTAL RETURN (%)

                                   Yearly periods ended July 31

                          1996**   1997   1998   1999   2000
--------------------------------------------------------------------------------
Fund Total
Return (%)                  -.75  20.03   11.69   -.25  -1.53
--------------------------------------------------------------------------------
Index Total
Return (%)                   .68  16.26    9.42    .50   -.83
--------------------------------------------------------------------------------
Net Asset
Value ($)                  11.92  13.00   13.06  11.86  10.51
--------------------------------------------------------------------------------
Income
Dividends
($)                          .08   1.17    1.19   1.15   1.18
--------------------------------------------------------------------------------
Capital
Gains
Distributions
($)                           --    .03     .21     --     --
--------------------------------------------------------------------------------


* The Merrill Lynch High Yield Master Index is an unmanaged index broadly reflective of below-investment grade corporate bonds. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.

         Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, total returns for the Fund would have been lower.

** The Fund commenced operations on June 28, 1996. Index comparisons begin June 30, 1996.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                  July 31, 2000

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                        In general, the fund
Corporate Bonds             92%                        carries a modest cash
Preferred Stocks             3%                        allocation so that we
Cash Equivalents             3%                            are positioned to
Foreign Bonds                2%                      purchase attractive new
------------------------------------                and existing bond issues
                           100%                    as they become available.
------------------------------------





--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------
(Excluding Cash Equivalents)

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                        We have begun to
Communications              29%                        reduce the fund's
Media                       15%                           allocations in
Consumer Discretionary      13%                       telecommunications
Manufacturing                9%                   and media, two sectors
Service Industries           7%                      that underperformed
Financial                    4%                       during the period.
Construction                 4%
Metals & Minerals            3%
Consumer Staples             3%
Other                       13%
------------------------------------
                           100%
------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Quality
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                     The fund continues its
                                                    long-term bias toward a
Cash Equivalents             2%                      significant allocation
BBB                          5%                           in higher-quality
BB                          17%                    securities compared with
B                           59%                        other similar funds.
CCC                          8%
Not Rated                    9%
------------------------------------
                           100%
------------------------------------
Weighted Average Quality: B


--------------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Less than 1 year             5%                     A range of maturities is
1 < 5 years                 20%                           represented within
5 < 8 years                 47%                        the fund's portfolio.
8 years or greater          28%
------------------------------------
                           100%
------------------------------------
Weighted Average Effective
Maturity: 6.7 years


For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                   July 31, 2000

For an overview of Scudder High Yield Bond Fund's performance, strategy, and outlook, we present an interview with Scudder High Yield Bond Fund's lead portfolio manager, Harry E. Resis.

Q: How has Scudder High Yield Bond Fund performed over its most recent semiannual period?

A: For its most recent semiannual period ended July 31, 2000, Scudder High Yield Bond Fund posted a -2.44% total return. Over the same period the high yield market as measured by the Merrill Lynch High Yield Master Index returned -0.08%. The fund's total return was 31.72% since its June 27, 1996, inception, surpassing the index's 27.66% return over the same period. On July 31, the fund offered an 11.84% 30-day SEC yield.

Q: The six-month period was a difficult environment for high yield bonds. What caused this?

A: The high yield market has been weighed down by several factors: The stock market has been volatile. We've seen a high default rate by historical standards for high yield issuers during the past six months. Also, the Federal Reserve Board's moves to increase interest rates six times in the last year negatively affected our market. Lastly, liquidity, while improved when compared with the period of the Russian crisis in July 1998, is still weak -- we haven't come close to the level of trading activity that we experienced prior to the crisis. These things all add up to negative performance and a wider interest rate spread for high yield bonds over Treasuries.

Q: What is the interest rate spread between high yield bonds of higher and lower quality?

A: Our estimate of the spread between B-rated and BB-rated corporate bonds is 280 basis points. That spread got wider during the period, and what that really means is that BB bonds have outperformed B bonds. The BB segment has been the best performing sector of high yield during the last six months and beyond.

Q: Has that affected the fund's strategy?

A: Not really. Although the period was difficult, the fund has benefited longer term from its bias toward BB-rated bonds. The fund had 17% in BB-rated bonds and 5.2% in investment-grade bonds as of July 31. That's a large percentage in bonds rated BB and higher compared with most high yield bond funds, but I'm comfortable with that.

Q: As the new lead portfolio manager of the fund, please describe your investment philosophy.

A: Favoring credit quality over yield is something that I stress. I'm not necessarily interested in buying bonds with the highest yield. There are times when I don't mind holding lots of single B bonds for the fund, but because the default rate for the high yield bond market as a whole has recently risen to well above its 20-year average, overweighting BB bonds has been the right strategy. When I perceive that the high yield market is ready to right itself and I believe that defaults are about to start declining, we'll add more lower-quality bonds to the fund's portfolio.

Another reason to own BBs is if you think the interest rate situation is improving. The BB sector is more closely correlated to Treasuries than any other segment of high yield. Clearly the Federal Reserve Board is just about done with its most recent tightening phase, if not completely done. Once interest rates in Treasuries start to decline and prices rally, that should help the BB sector as well. So there are a lot of reasons to be in higher-quality securities right now. I'm cognizant of that and managing the portfolio accordingly.

Q: What has been your strategy during the past six months?

A: One aspect of our strategy is to underweight deferred interest bonds (zero coupon bonds) which are a more volatile segment of the market. This fund currently has about 15% of its portfolio in deferred interest bonds, lower than the fund's peer group. We certainly want to keep this at or below a peer group weighting. In addition, we are currently underweighted in chemicals, which are more cyclical in nature, and significantly underweighted in health care. Health care in the high yield bond market doesn't offer some of the attractive companies that have been significant contributors to the stock market's rise. We've also reduced the portfolio's allocation in telecommunications and media, two of the worst- performing sectors of the high yield market in recent months.

In addition, the portfolio is overweighted in housing and homebuilders. There have been many attractive BB-rated bonds in this sector which have contributed positively to total return performance. Another segment where the fund has a significant BB overweight is in gaming, which has greatly benefited from the strong U.S. economy.

Q: How would you assess credit quality in the high yield market at this point?

A: There were far more credit downgrades than upgrades in the high yield market during the period. This is the result of too many weak credits that came to market in 1996, 1997, and 1998 when the high yield financing calendar exploded; in 1998 the calendar was $140 billion, an all-time record. Some credits that came to the market back then were companies with poor business plans. Although the economy remains strong, many of these companies are feeling the pain of credit downgrades and in some cases default. In the case of the fund, we did avoid many of these companies. The fund's default rate is significantly lower than that of the market.

Q: What is your outlook for high yield bonds over the coming months?

A: Over the next year or so, I believe the default rate for high yield bonds will decline substantially. Many of the weaker credits that came to market in the late 90s should no longer be weighing things down. Only very solid companies have been able to finance through the high yield market in the last year and a half. Going forward, a decline in the default rate should gradually improve the market's liquidity and total return performance.

Over the coming months, we will continue to focus on the higher-quality portion of the high yield market. As the market gradually rights itself, we'll explore expanding our allocation in single B bonds. We believe Scudder High Yield Bond Fund remains an attractive vehicle for investors seeking high current income.

Glossary of Investment Terms
--------------------------------------------------------------------------------

          Coupon The interest rate on a bond that the issuer (in the case of high yield bonds, a corporation) promises to pay to the holder of the bond until maturity, expressed as an annual percentage of face value. As an example, a bond with a 10% coupon will pay $100 on a face amount of $1,000 each year.

         Default Occurs when the issuer of a bond fails to make timely payment of principal and/or interest. In the event of default, bondholders may make claims against the assets of the issuing corporation. DEFAULT RATE refers to the annual percentage of bonds in a fund that stop making principal and/or interest payments.

 High Yield Bond  A bond that has a rating of BB or less and pays a high yield to compensate for its greater credit risk.

          Sector A similar group of bonds or stocks, usually found in one industry. Some examples of sectors that could be found in a high yield bond fund or a stock fund at any given time include airlines, financial services companies, and telecommunications providers.

30-Day SEC Yield  The standard yield reference for bond funds, based on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

    Total Return  The most common yardstick to measure the performance of a fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

    Yield Spread  The difference in yield between various types of bonds. A high yield bond's yield is generally compared to the yield of a Treasury bond of similar maturity as a valuation yardstick. If yield spreads are "narrow," for example, it generally means that high yield bond yields have been declining, and prices rising.



(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                             as of July 31, 2000 (Unaudited)
--------------------------------------------------------------------------------
                                                        Principal
                                                        Amount (b)     Value ($)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Repurchase Agreements 0.5%
--------------------------------------------------------------------------------
State Street Bank and Trust Company, 6.53%, to be
   repurchased at $624,113 on 8/1/2000**
   (Cost $624,000) ..................................    624,000         624,000



--------------------------------------------------------------------------------
U.S. Government & Agencies 2.4%
--------------------------------------------------------------------------------
U.S. Treasury Bond, 6.5%, 2/15/2010 (Cost $3,097,031)   3,000,000      3,098,910


--------------------------------------------------------------------------------
Foreign Bonds-- U.S.$ Denominated 2.3%
--------------------------------------------------------------------------------
 AES Corporation, 11.5%, 8/30/2010..................      260,000        267,800
 Dolphin Telecom PLC, Zero Coupon, 5/15/2009........    1,000,000        330,000
 Euramax International, PLC, 11.25%, 10/1/2006 .....    1,000,000        950,000
 Kappa Beheer BV, 10.625%, 7/15/2009................      490,000        497,350
 TFM, S.A. de C.V., 10.25%, 6/15/2007...............    1,000,000        920,000

Total Foreign Bonds -- U.S.$ Denominated (Cost $2,951,024)             2,965,150


--------------------------------------------------------------------------------
Corporate Bonds 91.9%
--------------------------------------------------------------------------------
 Consumer Discretionary 12.6%
 Boca Resorts, Inc., 9.875%, 4/15/2009 ...............    1,700,000    1,598,000
 Cinemark USA, Inc., Series D, 9.625%, 8/1/2008 ......    1,000,000      470,000
 Circus Circus Mandalay Resort Group, 6.45%, 2/1/2006       130,000
                                                                         112,550
 Finlay Fine Jewelry Co., 8.375%, 5/1/2008 ...........    2,250,000    2,025,000
 Guitar Center Management, 11%, 7/1/2006 .............    1,350,000    1,309,500
 Hollywood Entertainment Corp., 10.63%, 8/15/2004 ....      500,000      410,000
 Horseshoe Gaming Holdings, 8.625%, 5/15/2009 ........    1,510,000    1,434,500
 International Game Technology, 8.375%, 5/15/2009 ....    2,000,000    1,920,000
 MGM Grand Inc., 9.75%, 6/1/2007 .....................    1,090,000    1,119,975
 Mandalay Resort Group, 10.25%, 8/1/2007 .............      310,000      312,325
 Mohegan Tribal Gaming Authority, 8.125%, 1/1/2006 ...    2,000,000    1,915,000
 National Vision Association, Ltd., 12.75%, 10/15/2005    1,830,000
                                                                         713,700
 Park Place Entertainment, Inc., 9.375%, 2/15/2007 ...    1,500,000    1,507,500
 Premier Parks Inc., 9.75%, 1/15/2007 ................    1,500,000    1,503,750
                                                                      ----------
                                                                      16,351,800
                                                                      ----------

 Consumer Staples 2.7%
 Aurora Foods, Inc., Series D, 9.875%, 2/15/2007 .....    1,125,000      720,000
 Dyersburg Corp., Series B, 9.75%, 9/1/2007 ..........    1,500,000      180,000


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                         Principal
                                                         Amount (b)    Value ($)
--------------------------------------------------------------------------------

 Fleming Companies, Inc., 10.625%, 7/31/2007 ...........   1,400,000   1,190,000
 Jafra Cosmetics International, Inc., 11.75%, 5/1/2008 .   1,500,000   1,440,000
                                                                       ---------
                                                                       3,530,000
                                                                       ---------
 Health 0.9%
 Dade International, Inc., 11.125%, 5/1/2006 ...........     950,000     375,250
 MEDIQ, Inc., 11%, 6/1/2008 ............................     500,000      25,000
 Tenet Healthcare Corp., 9.25%, 9/1/2010 ...............     720,000     739,800
                                                                       ---------
                                                                       1,140,050
                                                                       ---------
 Communications 27.3%
 Allegiance Telecom, Inc., 12.875%, 5/15/2008 ..........   1,300,000   1,404,000
 Call-Net Enterprises, Inc., 9.375%, 5/15/2009 .........     330,000     171,600
 Call-Net Enterprises, Inc., Step-up Coupon,
    0% to 5/15/2004, 10.8% to 5/15/2009 ................     640,000     198,400
 Crown Castle International Corp., 10.75%, 8/1/2011 ....     620,000     635,500
 Dobson Communications Corp., 10.875%, 7/1/2010 ........     190,000     186,675
 FairPoint Communications, Inc., 12.5%, 5/1/2010 .......     550,000     555,500
 Global Crossing Holdings, Ltd., 9.625%, 5/15/2008 .....     850,000     828,750
 Global Crossing Holdings, Ltd., 9.5%, 11/15/2009 ......   1,500,000   1,462,500
 ICG Holdings, Inc., Step-up Coupon, 0% to 9/15/2000,
    13.5% to 9/15/2005 .................................   1,000,000     935,000
 Impsat Corp., 12.375%, 6/15/2008 ......................   1,250,000     987,500
 Level 3 Communications Inc., 9.125%, 5/1/2008 .........     410,000     352,600
 McLeod USA, Inc., 9.25%, 7/15/2007 ....................   2,000,000   1,920,000
 MetroNet Communications Corp., Step-up Coupon,
    0% to 6/15/2003, 9.95%, 6/15/2008 ..................   2,150,000   1,754,938
 Metromedia Fiber Network, Inc., 10%, 11/15/2008 .......   1,000,000     970,000
 Millicom International Cellular, S.A., Step-up Coupon,
    0% to 6/1/2001, 13.5% to 6/1/2006 ..................   1,650,000   1,443,750
 Nextel Communications, 9.375%, 11/15/2009 .............   2,060,000   1,987,900
 Nextlink Communications, Inc., Step-up Coupon,
    0% to 4/15/2003, 9.45% to 4/15/2008 ................   3,600,000   2,268,000
 PSINet Inc., 10%, 2/15/2005 ...........................   1,000,000     815,000
 Price Communications Wireless, 9.125%, 12/15/2006 .....   1,500,000   1,522,500
 Primus Telecommunications Group, 11.25%,
    1/15/2009 ..........................................     250,000     150,000
 Primus Telecommunications Group, 12.75%,
    10/15/2009 .........................................     750,000     450,000
 Rogers Cantel, 9.75%, 6/1/2016 ........................   1,000,000   1,072,500
 SBA Communications Corp., Step-up Coupon,
    0% to 3/1/2003, 12% to 3/1/2008 ....................   1,850,000   1,341,250
 Spectrasite Holdings, Inc., 10.75%, 3/15/2010 .........     705,000     708,525
 Spectrisite Holdings, Inc., Step-up Coupon,
    0% to 7/15/2003, 12% to 7/15/2008 ..................     240,000     163,200


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                         Principal
                                                         Amount (b)    Value ($)
--------------------------------------------------------------------------------

 Spectrasite Holdings, Inc., Step-up Coupon,
    0% to 4/15/2004, 11.25% to 4/15/2009 .........        2,000,000    1,190,000
 Sprint Spectrum L.P., Senior Note, 11%, 8/15/2006        1,000,000    1,098,060
 Star Choice Communications Inc., 13%, 12/15/2005         1,000,000    1,080,000
 Telecorp PCS, Inc., 10.625%, 7/15/2010 ..........          360,000      365,400
 Telecorp PCS, Inc., Step-up-Coupon, 0% to
    4/15/2004, 11.625% to 4/15/2009 ..............        2,750,000    1,828,750
 Teligent, Inc., 11.5%, 12/1/2007 ................        2,000,000    1,500,000
 Triton Communications LLC, Step-up Coupon,
    0% to 5/1/2003, 11% to 5/1/2008 ..............        1,400,000    1,032,500
 Versatel Telecom, 11.875%, 7/15/2009 ............        1,000,000      985,000
 Viatel, Inc., Step-up Coupon, 0% to 4/15/2003,
    12.5% to 4/15/2008 ...........................          900,000      333,000
 Voicestream Wireless Corp., 10.375%, 11/15/2009 .        1,290,000    1,393,200
 Williams Communications Group, Inc., 10.875%,
    10/1/2009 ....................................           60,000       56,850
 WorldCom, Inc., 8.875%, 1/15/2006 ...............          368,000      379,574
                                                                      ----------
                                                                      35,527,922
                                                                      ----------
 Financial 4.0%
 Bank United Capital Trust, Series B, 10.25%,
    12/31/2026 ...................................        1,000,000      830,000
 CSBI Capital Trust I, 11.75%, 6/6/2027 ..........          957,000    1,019,205
 Eaton Vance CDO Class C, 13.68%, 7/15/2012 ......        1,000,000    1,000,000
 HMH Properties, Inc., 7.875%, 8/1/2008 ..........        2,100,000    1,900,500
 HMH Properties, Inc., 8.45%, 12/1/2008 ..........          400,000      376,000
                                                                      ----------
                                                                       5,125,705
                                                                      ----------
 Media 14.7%
 AMFM Operating Inc., 12.625%, 10/31/2006 ........        1,859,000    2,137,850
 Adelphia Communications Corp., 10.5%, 7/15/2004 .        1,500,000    1,503,750
 American Lawyer Media, Inc., 9.75%, 12/15/2007 ..        1,000,000      930,000
 Charter Communications Holdings LLC, 8.625%,
    4/1/2009 .....................................        2,250,000    1,968,750
 Comcast UK Cable Partners, Ltd., Step-up Coupon,
    0% to 11/15/2000, 11.2% to 11/15/2007 ........        1,500,000    1,395,000
 Echostar DBS Corp., 9.375%, 2/1/2009 ............        2,000,000    1,930,000
 NTL, Inc., 11.5%, 10/1/2008 .....................        2,000,000    2,025,000
 Outdoor Systems, Inc., 8.875%, 6/15/2007 ........        2,750,000    2,805,000
 Sinclair Broadcast Group, Inc., 10%, 9/30/2005 ..        1,500,000    1,462,500
 TeleWest Communications PLC, Step-up Coupon,
    0% to 4/15/2004, 9.625% to 4/15/2009 .........        1,600,000      880,000
 TeleWest Communications PLC, Step-up Coupon,
    0% to 10/1/2000, 11% to 10/1/2007 ............        1,000,000      960,000

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                         Principal
                                                         Amount (b)    Value ($)
--------------------------------------------------------------------------------

 United International Holdings, Step-up Coupon,
    0% to 2/15/2003, 10.75% to 2/15/2008 ...........      1,400,000    1,036,000
                                                                      ----------
                                                                      19,033,850
                                                                      ----------
 Service Industries 7.3%
 Avis Rent A Car, 11%, 5/1/2009 ....................      1,750,000    1,833,125
 Coinmach Laundry Corp., 11.75%, 11/15/2005 ........      2,000,000    1,950,000
 ImPac Group, Inc., 10.125%, 3/15/2008 .............      1,830,000    2,049,600
 National Equipment Services, 10%, 11/30/2004 ......      1,500,000    1,230,000
 Verio, Inc., 11.25%, 12/1/2008 ....................      1,000,000    1,135,000
 Verio, Inc., 10.625%, 11/15/2009 ..................      1,150,000    1,299,500
                                                                      ----------
                                                                       9,497,225
                                                                      ----------
 Durables 1.7%
 Airxcel, 11%, 11/15/2007 ..........................        800,000      544,000
 DeCrane Aircraft Holdings, Inc., 12%, 9/30/2008 ...      1,000,000      890,000
 Fairchild Corp., 10.75%, 4/15/2009 ................        460,000      335,800
 Federal-Mogul Corp., 7.375%, 1/15/2006 ............         60,000       48,300
 Federal-Mogul Corp., 7.75%, 7/1/2006 ..............        530,000      426,650
                                                                      ----------
                                                                       2,244,750
                                                                      ----------
 Manufacturing 9.0%
 American Standard Companies, Inc., 9.25%, 12/1/2016      1,100,000    1,094,500
 Ball Corp., 8.25%, 8/1/2008 .......................      1,000,000      950,000
 Congoleum Corp., 8.625%, 8/1/2008 .................        500,000      300,000
 Day International Group, Inc., 9.5%, 3/15/2008 ....      1,000,000      840,000
 Delco Remy International, 10.625%, 8/1/2006 .......        750,000      750,000
 Eagle-Picher Holdings, Series B, Step-up Coupon,
    0% to 3/1/2003, 11.75% to 3/1/2008 .............      1,910,000      382,000
 GS Technologies, 12%, 9/1/2004 ....................      1,000,000      180,000
 Gaylord Container Corp., 9.875%, 2/15/2008 ........        560,000      336,000
 Grove Holdings LLC, Step-up Coupon, 0% to 5/1/2003,
    11.625% to 5/1/2009 ............................      1,000,000       80,000
 Huntsman Package, 11.75%, 12/1/2004 ...............      1,288,000    1,294,440
 ISP Holdings, Inc., 9.75%, 2/15/2002 ..............        250,000      247,500
 ISP Holdings, Inc., 9%, 10/15/2003 ................        500,000      477,500
 Riverwood International Corp., 10.25%, 4/1/2006 ...        540,000      531,900
 Riverwood International Corp., 10.625%, 8/1/2007 ..         20,000       19,900
 Riverwood International Corp., 10.875%, 4/1/2008 ..      1,670,000    1,528,050
 Tenneco Automotive, Inc., 11.625%, 10/15/2009 .....      2,000,000    1,770,000
 Terex Corp., 8.875%, 4/1/2008 .....................      1,000,000      915,000
 U.S. Can Corp., 10.125%, 10/15/2006 ...............         20,000       20,600
                                                                      ----------
                                                                      11,717,390
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                         Principal
                                                         Amount (b)    Value ($)
--------------------------------------------------------------------------------

 Technology 0.7%
 Exodus Communications, Inc., 11.625%, 7/15/2010 ......     540,000      542,700
 Flextronics International, 9.875%, 7/1/2010 ..........     340,000      345,100
 PSINet, Inc., 10%, 2/15/2005 .........................      90,000       73,350
                                                                      ----------
                                                                         961,150
                                                                      ----------
 Energy 2.9%
 Cliffs Drilling Co., Series D, 10.25%, 5/15/2003 .....   1,000,000    1,010,000
 EOTT Energy Partners, 11%, 11/1/2009 .................   1,750,000    1,793,750
 Swift Energy Co., 10.25%, 8/1/2009 ...................   1,000,000    1,015,000
                                                                      ----------
                                                                       3,818,750
                                                                      ----------
 Metals & Minerals 3.2%
 MMI Products, Inc., 11.25%, 4/15/2007 ................   1,250,000    1,234,375
 Metals USA, Inc., 8.625%, 2/15/2008 ..................   1,000,000      875,000
 Pen Holdings, Inc., 9.875%, 6/15/2008 ................   1,000,000      800,000
 Renco Steel Holdings Co., Series B, 10.875%, 2/1/2005    1,000,000      820,000
 Republic Technologies International, 13.75%, 7/15/2009   2,000,000      430,000
                                                                      ----------
                                                                       4,159,375
                                                                      ----------
 Construction 4.0%
 Dayton Superior Corp., 13%, 6/15/2009 ................     130,000      128,700
 Hovnanian Enterprises, Inc., 9.125%, 5/1/2009 ........     975,000      894,563
 Lennar Corp., 9.95%, 5/1/2010 ........................   1,620,000    1,636,200
 Millar Western Forest Products, 9.875%, 5/15/2008 ....     725,000      699,625
 Nortek, Inc., 9.875%, 3/1/2004 .......................   1,000,000      960,000
 Nortek, Inc., 9.25%, 3/15/2007 .......................   1,000,000      942,500
                                                                      ----------
                                                                       5,261,588
                                                                      ----------
 Utilities 0.9%
 Azurix Corp., 10.375%, 2/15/2007 .....................   1,225,000    1,130,062
                                                                      ----------


--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $134,333,019)                            119,499,617
--------------------------------------------------------------------------------

                                                           Shares

--------------------------------------------------------------------------------
Convertible Preferred Stocks 0.4%
--------------------------------------------------------------------------------
Communications
Telephone/Communications
World Access, Inc. (Cost $1,061,250)...................         666      566,100



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                           Shares      Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Preferred Stocks 2.2%
--------------------------------------------------------------------------------

 Communications 1.7%
 Crown Castle International Corp., 12.75%,
    12/15/2010 (c) ..................................           1            825
 Dobson Communications Corp., 12.25%,
    1/15/2008 (c) ...................................       2,399      2,255,060
 Viatel, Inc., Series A, 10%, 4/15/2010 (c) .........       6,138         85,548
                                                                      ----------
                                                                       2,341,433
                                                                      ----------

 Media 0.1%
 CSC Holdings Inc., 11.125%, 4/1/2008 (c) ...........         731         77,851
                                                                      ----------

 Manufacturing 0.4%
 Day International Group, Inc., 12.25%, 3/15/2010 (c)         654        470,880
                                                                      ----------

--------------------------------------------------------------------------------
Total Preferred Stocks (Cost $3,032,623)                               2,890,164
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Warrants 0.3%
--------------------------------------------------------------------------------
 DeCrane Holdings Co., Warrants (expire 9/30/2008)*          1,000          --
 Globalstar LP, Warrants (expire 2/15/2004)* ......          1,000        25,000
 Ono Finance PLC, Warrants (expire 5/31/2009)* ....          1,000       110,000
 Orbital Imaging, Warrants (expire 3/1/2005)* .....            700        14,000
 Republic Technologies International, Warrants
    (expire 7/15/2009)* ...........................          2,000            20
 Star Choice Communications, Warrants
    (expire 12/15/2005)* ..........................         23,160       185,280

Total Warrants (Cost $20) .........................                      334,300


--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $145,098,967) (a)         129,978,241
--------------------------------------------------------------------------------

*    Non-income producing.

**   Repurchase   agreements  are  fully  collateralized  by  U.S.  Treasury  or
     Government agency securities.

(a) The cost for federal income tax purposes was $145,098,967. At July 31, 2000, net unrealized depreciation for all investment securities based on tax cost was $15,120,726. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $1,830,110 and aggregate gross unrealized depreciation for all investment securities in which there was an excess of tax cost over value of $16,950,836.

(b)  Principal amounts are stated in U.S. dollars unless otherwise noted.

(c) Payment-in-kind security (PIK). In lieu of cash, PIK securities pay interest/dividends in the form of additional securities.



    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of July 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $145,098,967)           $  129,978,241
Cash ..................................................                      335
Receivable for investments sold .......................                2,527,422
Interest receivable ...................................                3,046,198
Receivable for Fund shares sold .......................                   92,904
Deferred organization expenses ........................                    3,498
Due from Adviser ......................................                   28,406
Other assets ..........................................                      607
                                                                    ------------
Total assets ..........................................              135,677,611

Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased .....................                  318,125
Dividends payable .....................................                  462,283
Payable for Fund shares redeemed ......................                  280,771
Accrued management fee ................................                  190,199
Accrued Trustees' fees and expenses....................                   66,782
Other accrued expenses and payables....................                  173,378
                                                                    ------------
Total liabilities .....................................                1,491,538

--------------------------------------------------------------------------------
Net assets, at value                                              $  134,186,073
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ...................                  217,980
Net unrealized appreciation (depreciation) on:
  Investments .........................................             (15,120,726)
Accumulated net realized gain (loss) ..................             (17,483,239)
Paid-in capital .......................................              166,572,058

--------------------------------------------------------------------------------
Net assets, at value                                              $  134,186,073
--------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share ($134,186,073 /
   12,762,279 outstanding shares of beneficial interest, $.01 par value,
   unlimited number of shares authorized)                         $        10.51


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended July 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Dividends ......................................................    $   450,218
Interest .......................................................      7,427,812
                                                                 ---------------
Total Income ...................................................      7,878,030
                                                                 ---------------
Expenses:
Management fee .................................................        486,416
Services to shareholders .......................................        153,709
Custodian and accounting fees ........... ......................         27,827
Auditing .......................................................         25,447
Legal ..........................................................          6,894
Trustees' fees and expenses ....................................         82,663
Reports to shareholders ........................................         13,864
Registration fees ..............................................          5,721
Amortization of organization expenses ..........................          1,922
Other ..........................................................          4,101
                                                                 ---------------
Total expenses, before expense reductions                               808,564
Expense reductions .............................................       (258,792)
                                                                 ---------------
Total expenses, after expense reductions .......................        549,772
Net investment income ..........................................      7,328,258

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................     (7,668,937)
Foreign currency related transactions ..........................         28,385
                                                                   ------------
                                                                     (7,640,552)
                                                                   ------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................     (3,161,340)
Foreign currency related transactions ..........................        (49,495)
                                                                   ------------
                                                                     (3,210,835)

--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          (10,851,387)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ (3,523,129)
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                    Six Months
                                                  Ended July 31,     Year Ended
                                                       2000          January 31,
Increase (Decrease) in Net Assets                   (Unaudited)         2000
--------------------------------------------------------------------------------
Operations:
Net investment income .......................... $   7,328,258    $  18,265,244
Net realized gain (loss) on investment
   transactions ................................    (7,640,552)      (7,943,306)
Net unrealized appreciation (depreciation) on
   investment transactions during the period ...    (3,210,835)      (8,384,023)
                                                 -------------    -------------
Net increase (decrease) in net assets resulting
   from operations..............................    (3,523,129)       1,937,915
                                                 -------------    -------------
Distributions to shareholders from:
Net investment income ..........................    (7,472,828)     (18,189,409)
                                                 -------------    -------------
Fund share transactions:
Proceeds from shares sold ......................    18,302,448       63,141,446
Reinvestment of distributions ..................     4,680,190       12,219,898
Cost of shares redeemed ........................   (31,133,285)    (115,045,189)
Redemption fees ................................        50,231          167,283
                                                 -------------    -------------
Net increase (decrease) in net assets from Fund
   share transactions ........................      (8,100,416)     (39,516,562)
                                                 -------------    -------------
Increase (decrease) in net assets ..............   (19,096,373)     (55,768,056)
Net assets at beginning of period ..............   153,282,446      209,050,502
Net assets at end of period (including
   undistributed net investment income of
   $217,980 and $362,550, respectively) ........ $ 134,186,073    $ 153,282,446

Other Information
-------------------------------------------------------------------------------
Shares outstanding at beginning of period ......    13,488,128       16,863,913
                                                 -------------    -------------
Shares sold ....................................     1,689,556        5,264,791
Shares issued to shareholders in reinvestment of
   distributions ...............................       435,548        1,029,914
Shares redeemed ................................    (2,850,953)      (9,670,490)
                                                 -------------    -------------
Net increase (decrease) in Fund shares .........      (725,849)      (3,375,785)

Shares outstanding at end of
   period ......................................    12,762,279       13,488,128



    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

--------------------------------------------------------------------------------
                                 2000(b)   2000(c)    1999(d)  1998(e)   1997(f)
--------------------------------------------------------------------------------
Net asset value, beginning of
period                         $11.36    $12.40     $13.23   $12.77    $12.00
                             ---------------------------------------------------
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income (a)       .57      1.16       1.08     1.19       .76
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                   (.84)    (1.06)      (.73)     .57       .77
                             ---------------------------------------------------
--------------------------------------------------------------------------------
Total from investment
  operations                     (.27)      .10        .35     1.76      1.53
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net investment income          (.58)     (1.15)    (1.10)     (1.17)   (.76)
--------------------------------------------------------------------------------
  Net realized gains on
  investment transactions          --         --      (.09)      (.14)   (.01)
                             ---------------------------------------------------
--------------------------------------------------------------------------------
Total distributions              (.58)     (1.15)    (1.19)     (1.31)   (.77)
--------------------------------------------------------------------------------
  Redemption fees                0.00(j)     .01       .01        .01     .01
--------------------------------------------------------------------------------

Net asset value, end of period $10.51     $11.36    $12.40     $13.23  $12.77
                             ---------------------------------------------------
--------------------------------------------------------------------------------
Total Return (%) (g) (h)        (2.44)**    1.04      2.98**    14.60   13.23**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period
($ millions)                      134        153       209        176      74
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                   1.12(i)*     1.09     1.17*       1.23   1.75*
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                   .77(i)*       .75      .44*        .03    .00*
--------------------------------------------------------------------------------
Ratio of net investment income
(%)                              10.57*       9.68     9.42*       9.28   9.44*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)         81*         53      83**        113     40*
--------------------------------------------------------------------------------


(a)  Based on monthly average shares outstanding during the period.

(b)  For the six months ended July 31, 2000 (Unaudited).

(c)  For the year ended January 31, 2000.

(d) For the eleven months ended January 31, 1999. On August 10, 1998, the Trustees of the Fund changed the fiscal year end from February 28 to January 31.

(e)  For the year ended February 28, 1998.

(f)  For the period June 28, 1996 (commencement of operations) to
     February 28, 1997.

(g) Total returns would have been lower had certain expenses not been reduced.

(h) Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.

(i) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.08% and .75%, respectively.

(j)  Redemption fees were less than $.01 per share.

*  Annualized

** Not annualized

Notes to Financial Statements                                       (Unaudited)
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder High Yield Bond Fund (the "Fund") is a diversified series of Scudder Portfolio Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sales price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies, and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset, and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At January 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $6,782,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31, 2007 ($1,674,000) and January 31, 2008 ($5,108,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 1999 through January 31, 2000 the Fund incurred approximately $3,060,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending January 31, 2001.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

B. Purchases and Sales of Securities

During the six months ended July 31, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $53,384,716 and $60,288,293, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.70% of the Fund's average daily net assets computed and accrued daily and payable monthly. Until June 30, 1998, the Adviser and certain of its subsidiaries agreed to reimburse or not to impose, respectively, all or a portion of their fees in order to maintain the annualized expenses of the Fund at not more than 0.25% of average daily net assets. Effective July 1, 1998, the Adviser and certain of its subsidiaries agreed to reimburse or not to impose, respectively, all or a portion of their fees in order to maintain the annualized expenses of the Fund at not more than 0.50% of average daily net assets. Effective January 1, 1999, the Adviser and certain of its subsidiaries agreed to reimburse or not to impose, respectively, all or a portion of their fees until April 30, 2000 in order to maintain the annualized expenses of the Fund at not more than 0.75% of average daily net assets. Effective May 1, 2000, expenses are capped, by contract, at 0.90% through April 30, 2001. Additionally, the Adviser will cap expenses voluntarily at 0.75% through September 30, 2000. Certain expenses incurred in connection with the reorganization are excluded from the expense limitation. For the six months ended July 31, 2000, the Adviser did not impose a portion of its fee amounting to $225,793 and the amount imposed aggregated

$260,623, which is equivalent to an annual effective rate of 0.37% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended July 31, 2000, the amount charged to the Fund by SSC amounted to $78,672, of which $17,679 was unpaid at July 31, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended July 31, 2000, the amount charged to the Fund by STC amounted to $17,971, of which $3,159 was unpaid at July 31, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended July 31, 2000, the amount charged to the Fund by SFAC amounted to $26,385, of which $8,764 was unpaid at July 31, 2000.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Fund will be charged expenses that exceed the estimated savings to such Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the six months ended July 31, 2000, the Special Servicing Agreement expense charged to the Fund amounted to $43,082.

The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the six months ended July 31, 2000, the Trustees' fees and expenses aggregated $25,851. In addition, a one-time fee of $56,812 was accrued for payment of those Directors not affiliated with the Adviser who are not standing for re-election, under the reorganization discussed in Note F. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $28,406 of such costs.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the six months ended July 31, 2000, the Fund's custodian and transfer agent fees were reduced by $1,564 and $3,029, respectively, under these arrangements.

E. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds.

Shareholder Meeting Results                                          (Unaudited)
--------------------------------------------------------------------------------

A Special Meeting of Shareholders (the "Meeting") of Scudder High Yield Bond Fund (the "fund") was held on July 13, 2000, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1.  To elect Trustees of the fund.

                                                         Number of Votes:
   Trustees                                         For              Withheld
--------------------------------------------------------------------------------
   Henry P. Becton, Jr.                          7,791,067            268,915
   Linda C. Coughlin                             7,791,502            268,480
   Dawn-Marie Driscoll                           7,798,371            261,611
   Edgar R. Fiedler                              7,794,268            265,714
   Keith R. Fox                                  7,795,448            264,533
   Joan E. Spero                                 7,783,440            276,542
   Jean Gleason Stromberg                        7,791,021            268,960
   Jean C. Tempel                                7,795,539            264,443
   Steven Zaleznick                              7,778,600            281,382
--------------------------------------------------------------------------------

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the fund for the current fiscal year.

                                    Number of Votes:
                                                                      Broker
         For                Against              Abstain            Non-Votes*
--------------------------------------------------------------------------------
      7,788,976             107,536              163,470                 0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*
   o  President and Trustee

 Henry P. Becton, Jr.
   o  Trustee; President, WGBH
      Educational Foundation

 Dawn-Marie Driscoll
   o  Trustee; President, Driscoll
      Associates; Executive Fellow,
      Center for Business Ethics, Bentley
      College

 Edgar R. Fiedler
   o  Trustee; Senior Fellow and Economic
      Counsellor, The Conference Board,
      Inc.

 Keith R. Fox
   o  Trustee; General Partner,
      The Exeter Group of Funds

 Joan E. Spero
   o  Trustee; President, The Doris
      Duke Charitable Foundation

 Jean Gleason Stromberg
   o  Trustee; Consultant

 Jean C. Tempel
   o  Trustee; Managing Director,
      First Light Capital, LLC

 Steven Zaleznick
   o  Trustee; President and
      Chief Executive Officer,
      AARP Services, Inc.

 Thomas V. Bruns*
   o  Vice President

 Robert S. Cessine*
   o  Vice President

 William F. Glavin*
   o  Vice President

 Gary A. Langbaum*
   o  Vice President

 James E. Masur*
   o  Vice President

 Ann M. McCreary*
   o  Vice President

 Harry E. Resis*
   o  Vice President

 Howard S. Schneider*
   o  Vice President

 John Millette*
   o  Vice President and Secretary

 Kathryn L. Quirk*
   o  Vice President and
      Assistant Secretary

 John R. Hebble*
   o  Treasurer

 Brenda Lyons*
   o  Assistant Treasurer

 Caroline Pearson*
   o  Assistant Secretary

 *Scudder Kemper Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series--               Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder Corporate Bond Fund                 Scudder Gold Fund
  Scudder High Yield Bond Fund
                                            Regional
Global Income                                 Scudder Greater Europe Growth Fund
  Scudder Global Bond Fund                    Scudder Pacific Opportunities Fund
  Scudder Emerging Markets Income Fund        Scudder Latin America Fund
                                              The Japan Fund, Inc.
Asset Allocation
  Scudder Pathway Conservative Portfolio    Industry Sector Funds
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio          Choice Series
                                              Scudder Health Care Fund
U.S. Growth and Income                        Scudder Technology Fund
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund



                                       33

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           www.scudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      The Scudder Funds
                   to      PO Box 2291
                           Boston, Massachusetts
                           02107-2291

                           For AARP Investment Program Shareholders:

                           AARP Investment Program from Scudder
                           PO Box 2540
                           Boston, Massachusetts
                           02208-2540

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER
INVESTMENTS(SM)
[LOGO]


PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com


A member of the [LOGO] Zurich Financial Services Group